EXHIBIT 4.2

[NAME OF SERVICER], as Servicer,

and

OPTEUM MORTGAGE ACCEPTANCE CORPORATION
as Depositor

___________________________

SERVICING AGREEMENT

Dated as of _______________

___________________________

________________Mortgage Loans

Opteum Mortgage Acceptance Corporation MBN Trust Series 20__-__

TABLE OF CONTENTS
ARTICLE I

Definitions

Section 1.01  Definitions.......................................
Section 1.02  Other Definitional Provisions............
Section 1.03  Interest Calculations.......
ARTICLE II

Representations and Warranties

Section 2.01  Representations and Warranties Regarding the Servicer
Section 2.02  Representations and Warranties of the Depositor
Section 2.03  Enforcement of Representations and Warranties

ARTICLE III

Administration and Servicing of Mortgage Loans

Section 3.01  The Servicer
Section 3.02  Collection of Certain Mortgage Loan Payments
Section 3.03  Withdrawals from the Collection Account
Section 3.04  Maintenance of Hazard Insurance; Property Protection Expenses
Section 3.05  Modification Agreements
Section 3.06  Trust Estate; Related Documents
Section 3.07  Realization upon Defaulted Mortgage Loans
Section 3.08  Depositor and Indenture Trustee to Cooperate
Section 3.09  Servicing Compensation; Payment of Certain Expenses by Servicer
Section 3.10  Annual Statement as to Compliance
Section 3.11  Annual Servicing Report
Section 3.12  Access to Certain Documentation and Information Regarding the Mortgage Loans
Section 3.13  Maintenance of Certain Servicing Insurance Policies
Section 3.14  Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property
Section 3.15  Optional Repurchase of Defaulted Mortgage Loans

ARTICLE IV

Servicing Certificate

Section 4.01  Statements to Securityholders

ARTICLE V

Distribution and Payment Accounts

Section 5.01  Distribution Account
Section 5.02  Payment Account

ARTICLE VI

The Servicer

Section 6.01  Liability of the Servicer
Section 6.02  Merger or Consolidation of, or Assumption of the Obligations of, the Servicer..................
Section 6.03  Limitation on Liability of the Servicer and Others
Section 6.04  Servicer Not to Resign
Section 6.05  Delegation of Duties
Section 6.06  Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification

ARTICLE VII

Default

Section 7.01  Servicing Default
Section 7.02  Indenture Trustee to Act; Appointment of Successor
Section 7.03  Notification to Securityholders

ARTICLE VIII

Miscellaneous Provisions

Section 8.01  Amendment
Section 8.02  Governing Law
Section 8.03  Notices
Section 8.04  Severability of Provisions
Section 8.05  Third-Party Beneficiaries
Section 8.06  Counterparts
Section 8.07  Effect of Headings and Table of Contents
Section 8.08  Termination upon Purchase by the Servicer or Liquidation of All Mortgage Loans
Section 8.09  Certain Matters Affecting the Indenture Trustee
Section 8.10  [Authority of the Administrator]

EXHIBIT A - MORTGAGE LOAN SCHEDULE
EXHIBIT B - POWER OF ATTORNEY
EXHIBIT C - CERTIFICATE PURSUANT TO SECTION  3.08
EXHIBIT D - FORM OF REQUEST FOR RELEASE
EXHIBIT E - FORM OF REQUEST FOR RELEASE
EXHIBIT F - FORM OF SECTION 404 NOTICE
EXHIBIT G - FORM OF CERTIFICATION FOR NRSROS AND DEPOSITOR

Schedule 1 - Mortgage Insurance Component Schedule

This Servicing Agreement, dated as of _______________, between [Name of
Servicer], as Servicer (the "Servicer") and Opteum Mortgage Acceptance Corporation, as Depositor (the "Depositor"),

W I T N E S S E T H T H A T:

WHEREAS, Opteum Mortgage Acceptance Corporation., will create Opteum Mortgage
Acceptance Corporation MBN Trust Series 20__-__, an owner trust (the "Issuing Entity")
under Delaware law, and will transfer the Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement to the Issuing Entity,;

WHEREAS, pursuant to the terms of a Trust Agreement dated as of
_______________ (the "Owner Trust Agreement") between the Depositor, as depositor, and ______________________, as owner trustee (the "Owner Trustee"), the Depositor will sell the Mortgage Collateral to Issuing Entity in exchange for the cash proceeds of the Securities;

WHEREAS, pursuant to the terms of the Trust Agreement between the
Depositor and the Owner Trustee, the Issuing Entity will issue and transfer to or at the direction of the Depositor, the Mortgage-Backed Certificates, Series
20__-__ (the "Certificates");

WHEREAS, pursuant to the terms of an Indenture dated as of
_______________ (the "Indenture") between the Issuing Entity and the Indenture
Trustee, the Issuing Entity will issue and transfer to or at the direction of the Purchaser the Mortgage-Backed Notes, Series 20__-__ (the "Notes"),
consisting of the Notes and secured by the Mortgage Collateral;

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement, the Depositor will acquire the Initial Loans; and

WHEREAS, pursuant to the terms of this Servicing Agreement, the
Servicer will service the Mortgage Loans directly or through one or more
Subservicers;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01 DEFINITIONS. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the
Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02 OTHER DEFINITIONAL PROVISIONS. (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this
Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

(c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing
Agreement as a whole and not to any particular provision of this Servicing
Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

(d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a
Person are also to its permitted successors and assigns.

Section 1.03 INTEREST CALCULATIONS. All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made on a daily basis using a 365- day year. All calculations of interest on the Securities shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

ARTICLE II

Representations and Warranties

Section 2.01 REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The
Servicer represents and warrants to Depositor, the Issuing Entity and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Collateral, and the
Securityholders, as of the Cut-Off Date, [the date of the Servicing Agreement], the Closing Date [and any Deposit Date], that:

(i) The Servicer is a corporation duly organized, validly
existing and in good standing under the laws of the State of [_______]
and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

(ii) The Servicer has the power and authority to make,
execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors'
rights generally and by the availability of equitable remedies;

iii) The Servicer is not required to obtain the consent of
any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Servicing Agreement
and the performance of the transactions contemplated hereby by the
Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the
Servicer or any provision of the Certificate of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound; and

(v) No litigation or administrative proceeding of or before
any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Servicing Agreement or the
Notes or the Certificates which in the opinion of the Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement.

The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

Section 2.02 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The
Depositor hereby represents and warrants to the Servicer for the benefit of the
Indenture Trustee, as pledgee of the Mortgage Collateral, and the
Securityholders, as of the Cut-Off Date, the Closing Date and any Deposit Date,
that:

(i) The Depositor is a corporation in good standing under the laws of the State of Delaware;

(ii) The Depositor has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

(iii) The execution and delivery by the Depositor of this
Servicing Agreement and the performance by the Depositor of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the Depositor or any order, writ, judgment or decree of any court, arbitrator or
governmental authority or agency applicable to the Depositor or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of limited liability companies. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Depositor is bound.

Section 2.03 ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES. The
Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Collateral, or the Credit Enhancer, shall enforce the representations and warranties of the Seller pursuant to the Mortgage Loan
Purchase Agreement. Upon the discovery by the Seller, the Servicer, the
Indenture Trustee, the Credit Enhancer, the Depositor or any Custodian of a
breach of any of the representations and warranties made in the Mortgage Loan
Purchase Agreement, in respect of any Mortgage Loan which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The
Servicer shall promptly notify the Seller of such breach and request that, pursuant to the terms of the Mortgage Loan Purchase Agreement, the Seller either
(i) cure such breach in all material respects within 45 days (with respect to a breach of the representations and warranties contained in Section 3.1(a) of the
Mortgage Loan Purchase Agreement) or 90 days (with respect to a breach of the representations and warranties contained in Section 3.1(b) of the Mortgage Loan
Purchase Agreement) from the date the Seller was notified of such breach or (ii)
purchase such Mortgage Loan from the Depositor at the price and in the manner set forth in Section 3.1(b) of the Mortgage Loan Purchase Agreement; PROVIDED
that the Seller shall, subject to the conditions set forth in the Mortgage Loan
Purchase Agreement, have the option to substitute an Eligible Substitute
Mortgage Loan or Loans for such Mortgage Loan. In the event that the Seller elects to substitute one or more Eligible Substitute Mortgage Loans pursuant to
Section 3.1(b) of the Mortgage Loan Purchase Agreement, the Seller shall deliver to the Depositor with respect to such Eligible Substitute Mortgage Loans, the original Mortgage Note, the Mortgage, and such other documents and agreements as are required by the Mortgage Loan Purchase Agreement. No substitution will be made in any calendar month after the Determination Date for such month. Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be transferred to the Depositor and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding
Payment Date provided a payment has been received by the Depositor for such month in respect of the Mortgage Loan to be removed. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such
Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loans and the Servicer shall promptly deliver the amended Mortgage Loan Schedule to the
Owner Trustee and Indenture Trustee.

It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Depositor and the Indenture Trustee, as pledgee of the Mortgage Collateral, against the Seller. In connection with the purchase of or substitution for any such Mortgage Loan by the Seller, the
Depositor shall assign to the Seller all of the right, title and interest in respect of the Mortgage Loan Purchase Agreement applicable to such Mortgage
Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the applicable Custodian shall deliver the Mortgage Files to the
Servicer, together with all relevant endorsements and assignments.

ARTICLE III

Administration and Servicing of Mortgage Loans

Section 3.01 THE SERVICER. (a) The Servicer shall service and administer the Mortgage Loans in the same manner as would prudent institutional mortgage lenders servicing comparable mortgage loans for their own account in the jurisdictions where the related Mortgaged Properties are located and in a manner consistent with the terms of this Servicing Agreement and which shall be normal and usual in its general mortgage servicing activities and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, how ever, that the Servicer shall at all times remain responsible to the Depositor, the Indenture Trustee, as pledgee of the Mortgage Collateral, and the Securityholders for the
performance of its duties and obligations hereunder in accordance with the terms hereof and the servicing standard set forth above. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Depositor and the Indenture Trustee, as pledgee of the Mortgage Collateral, to execute and deliver, on behalf of itself, the
Depositor, the Securityholders and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage
Loans and with respect to the Mortgaged Properties. The Depositor, the Indenture
Trustee and the Custodian, as applicable, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the
Servicer to carry out its servicing and administrative duties hereunder. On the
Closing Date, the Depositor shall deliver to the Servicer a power of attorney substantially in the form of Exhibit B hereto.

If the Mortgage relating to a Mortgage Loan did not have a lien senior on the related Mortgaged Property as of the Cut-Off Date, then the Servicer, in such capacity, may not consent to the placing of a lien senior to that of the
Mortgage on the related Mortgaged Property. If the Mortgage relating to a
Mortgage Loan had a lien senior to the Mortgage Loan on the related Mort gaged
Property as of the Cut-Off Date, then the Servicer, in such capacity, may consent to the refinancing of such senior lien; PROVIDED that (i) the resulting
Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the
Combined Loan-to-Value Ratio prior to such refinancing and (ii) the interest rate for the loan evidencing the refinanced senior lien on the date of such refinancing is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing.

The relationship of the Servicer (and of any successor to the Servicer as servicer under this Servicing Agreement) to the Depositor under this
Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

(b) The Servicer has entered into Initial Subservicing Agreements with the Initial Subservicers for the servicing and administration of the Mortgage
Loans and may enter into additional Sub servicing Agreements with Subservicers for the servicing and administration of certain of the Mortgage Loans.
References in this Servicing Agreement to actions taken or to be taken by the
Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer and any amount received by such
Subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by the Servicer. Each
Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the Servicer and the
Subservicer have agreed. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such
Subservicers will remain obligated under the related Subservicing Agreements.
The Servicer and the Subservicer may enter into amendments to the related
Subservicing Agreements; PROVIDED, HOWEVER, that any such amendments shall be consistent with and not violate the provisions of this Servicing Agreement. The
Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Servicing Agreement; PROVIDED, HOWEVER, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer
shall either act as servicer of the related Mortgage Loan or enter into a
Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.

In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing
Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

As part of its servicing activities hereunder, the Servicer, for the benefit of the Depositor, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing
Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage
Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

Section 3.02 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS. (a) The
Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Servicing Agreement, follow such collection procedures as shall be normal and usual in its general mortgage servicing activities. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a
Mortgagor a schedule for the payment of principal and interest due and unpaid;
PROVIDED such arrangement is consistent with the Servicer's policies with respect to home equity mortgage loans; PROVIDED, FURTHER, that notwithstanding such arrangement such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate. The
Servicer may also extend the Due Date for payment due on a Mortgage Loan,
PROVIDED, HOWEVER, that the Servicer shall first determine that any such waiver or extension will not adversely affect the lien of the related Mortgage.
Consistent with the terms of this Servicing Agreement, the Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Credit Enhancer, PROVIDED, HOWEVER, that the Servicer may not modify or permit any Subservicer to modify any Mortgage
Loan (including without limitation any modification that would change the
Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date of such Mortgage Loan) unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable.

(b) The Servicer shall establish an account (the "Collection Account")
in which the Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans received by it subsequent to the Cut-off Date as to any Initial Loan or the related Deposit Date as to any Additional Loan (other than in respect of the payments referred to in the following paragraph) within __ Business Day[s]
following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

(i) all payments of principal of or interest on the Mortgage
Loans received by the Servicer from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as
Subservicing Fees;

(ii) the aggregate Repurchase Price of the Mortgage Loans
purchased by the Servicer pursuant to Section 3.15;

(iii) Net Liquidation Proceeds net of any related Foreclosure
Profit;

(iv) all proceeds of any Mortgage Loans repurchased by the
Seller pursuant to the Mortgage Loan Purchase Agreement, and all
Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement;

(v) insurance proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property;
and

(vi) amounts required to be paid by the Servicer pursuant to
Section 8.08.

(vii) PROVIDED, HOWEVER, that with respect to each Collection
Period, the Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such
Collection Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties, payable by
Mortgagors, or amounts received by the Servicer for the accounts of
Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Collection Account is so deposited, the
Servicer may at any time withdraw such amount from the Collection
Account, any provision herein to the contrary notwithstanding. The
Collection Account may contain funds that belong to one or more trust funds created for the notes or certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced or serviced by it on behalf of others.
Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Collection
Account that have been identified by it as being attributable to the
Mortgage Loans and shall hold all collections in the Collection Account to the extent they represent collections on the Mortgage Loans for the benefit of the Depositor, the Indenture Trustee, the Securityholders
and the Credit Enhancer, as their interests may appear. The Servicer shall remit all Foreclosure Profits to itself as additional servicing compensation.

The Servicer may cause the institution maintaining the Collection
Account to invest any funds in the Collection Account in Eligible Investments
(including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Eligible Investments), which shall mature not later than the Business Day next preceding the Payment Date and shall not be sold or disposed of prior to its maturity. Except as provided above, all income and gain realized from any such investment shall be for the benefit of the
Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

(c) The Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Servicer, in one or more accounts meeting the requirements of an Eligible
Account, and invested in Eligible Investments, unless, all such collections are remitted on a daily basis to the Servicer for deposit into the Collection
Account.

Section 3.03 WITHDRAWALS FROM THE COLLECTION ACCOUNT. The Servicer
shall, from time to time as provided herein, make withdrawals from the
Collection Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

(i) to deposit in the Distribution Account, on the Business
Day prior to each Payment Date, an amount equal to the Security
Collections required to be distributed on such Payment Date;

(ii) to the extent deposited to the Collection Account, to
reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing
Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular
Mortgage Loans (other than any Repurchase Price in respect thereof)
which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

(iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.09, an amount equal to the related Servicing Fee (to the extent not retained pursuant to Section 3.02), and to pay to any Subservicer any
Subservicing Fees not previously withheld by the Subservicer;

(iv) to the extent deposited in the Collection Account to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Collection Account and Payment Account that it is entitled to withdraw pursuant to
Sections 3.02(b) and 5.01;

(v) to the extent deposited in the Collection Account, to pay to itself as additional servicing compensation any Foreclosure Profits;

(vi) to pay to itself or the Seller, with respect to any
Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

(vii) to withdraw any other amount deposited in the Collection
Account that was not required to be deposited therein pursuant to
Section 3.02;

(viii) to pay to the Seller the amount, if any, deposited in the Collection Account by the Indenture Trustee upon release thereof from the Funding Account representing payments for Additional Loans;
and

(ix) after the occurrence of an Amortization Event, to pay to the Seller, the Excluded Amount.

(x) Since, in connection with withdrawals pursuant to clauses
(iii), (iv), (vi) and (vii), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage
Loan, the Servicer shall keep and maintain separate accounting, on a
Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses.
Notwithstanding any other provision of this Servicing Agreement, the
Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement that the
Servicer determines to be otherwise nonrecoverable (except with respect to any Mortgage Loan as to which the Repurchase Price has been paid), by withdrawal from the Collection Account of amounts on deposit therein attributable to the Mortgage Loans on any Business Day prior to the
Payment Date succeeding the date of such determination.

Section 3.04 MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION
EXPENSES. The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such
Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures)
shall be deposited in the Collection Account to the extent called for by Section
3.02. In cases in which any Mortgaged Property is located at any time during the life of a Mortgage Loan in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance (to the extent available). All such flood insurance shall be in amounts equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii)
the maximum amount of such insurance available for the related Mortgaged
Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The
Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a
Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the last Business Day of the Collection
Period in the month in which payments under any such policy would have been deposited in the Collection Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Issuing Entity, the Indenture
Trustee and the Securityholders, claims under any such blanket policy.

Section 3.05 MODIFICATION AGREEMENTS. The Servicer or the related
Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Depositor shall promptly execute any such documents on request of the Servicer) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the Combined Loan-to-Value Ratio for such Mortgage Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such
Mortgage Loan as of the Cut-Off Date. Any fee collected by the Servicer or the related Subservicer for processing such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

Section 3.06 TRUST ESTATE; RELATED DOCUMENTS. (a) When required by the provisions of this Servicing Agreement, the Depositor shall execute instruments to release property from the terms of this Servicing Agreement, or convey the
Depositor's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Servicing Agreement. No party relying upon an instrument executed by the Depositor as provided in this Article
III shall be bound to ascertain the Depositor's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b) If from time to time the Servicer shall deliver to the Depositor or the related Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.05, the
Depositor or the related Custodian shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents. If any such documents submitted by the Servicer do not meet the above qualifications, such documents shall promptly be returned by the Depositor or the related Custodian to the
Servicer, with a direction to the Servicer to forward the correct documentation.

(c) Upon Depositor Request accompanied by an Officers' Certificate of the Servicer pursuant to Section 3.09 of this Servicing Agreement to the effect that a Mortgage Loan has been the subject of a final payment or a prepayment in full and the related Mortgage Loan has been terminated or that substantially all
Liquidation Proceeds which have been determined by the Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Collection Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Mortgage Loan or, if applicable, Liquidation Proceeds, the
Depositor shall promptly release the Related Documents to the Servicer, along with such documents as the Servicer or the Mortgagor may request as contemplated by the Servicing Agreement to evidence satisfaction and discharge of such
Mortgage Loan. If from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer requests the Depositor or the related Custodian to release the Related Documents and delivers to the Depositor or the related Custodian a trust receipt reasonably satisfactory to the
Depositor or the related Custodian and signed by a Responsible Officer of the
Servicer, the Depositor or the related Custodian shall release the Related
Documents to the Servicer. If such Mortgage Loans shall be liquidated and the
Depositor or the related Custodian receives a certificate from the Servicer as provided above, then, upon request of the Depositor or the related Custodian shall release the trust receipt to the Servicer.

Section 3.07 REALIZATION UPON DEFAULTED MORTGAGE LOANS. With respect to such of the Mortgage Loans as come into and continue in default, the Servicer will decide whether to foreclose upon the Mortgaged Properties securing such
Mortgage Loans or write off the unpaid principal balance of the Mortgage Loans as bad debt; provided that if the Servicer has actual knowledge that any
Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Depositor to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities; PROVIDED that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement.
The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any fore closure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds. In the event of a determination by the Servicer that any such expenditure previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation
Proceeds, the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

Notwithstanding any provision of this Servicing Agreement, a Mortgage
Loan may be deemed to be finally liquidated if substantially all amounts expected by the Servicer to be received in connection with the related defaulted
Mortgage Loan have been received; PROVIDED, HOWEVER, any subsequent collections with respect to any such Mortgage Loan shall be deposited to the Collection
Account. For purposes of determining the amount of any Liquidation Proceeds or
Insurance Proceeds, or other unscheduled collections, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Depositor and the Indenture Trustee as their interests may appear, or to their respective nominee on behalf of Securityholders.
Notwithstanding any such acquisition of title and cancellation of the related
Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the Depositor until such time as such property shall be sold.
Consistent with the foregoing for purposes of all calculations hereunder, so long as such Mortgaged Property shall be considered to be an outstanding
Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage
Note in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

Any proceeds from foreclosure proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Servicing Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds or Insurance
Proceeds, will be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with Section
3.07; second, to all Servicing Fees payable therefrom; third, to the extent of accrued and unpaid interest on the related Mortgage Loan, at the Net Mortgage
Rate to the Due Date prior to the Payment Date on which such amounts are to be deposited in the Payment Account; fourth, as a recovery of principal on the
Mortgage Loan; and fifth, to Foreclosure Profits.

Section 3.08 DEPOSITOR AND INDENTURE TRUSTEE TO COOPERATE. On or before each Payment Date, the Servicer will notify the Indenture Trustee or the relevant Custodian, with a copy to the Depositor, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding
Collection Period, which notification shall be by a certification in substantially the form attached hereto as Exhibit C (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.02 have been so deposited or credited) of a Servicing
Officer. Upon receipt of payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of
Mortgage have been recorded as required under the Mortgage Loan Purchase
Agreement, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the
Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee or the relevant
Custodian shall, upon request of the Servicer and delivery to the Indenture
Trustee or relevant Custodian, with a copy to the Depositor, of a Request for
Release, in the form annexed hereto as Exhibit D, signed by a Servicing Officer, release or cause to be released the related Mortgage File to the Servicer and the Depositor and Indenture Trustee shall promptly execute such documents, in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Indenture
Trustee or the related Custodian (as specified in such receipt) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released to the Servicer.

In order to facilitate the foreclosure of the Mortgage securing any
Mortgage Loan that is in default following recordation of the assignments of
Mortgage in accordance with the provisions of the Mortgage Loan Purchase
Agreement, the Depositor shall, if so requested in writing by the Servicer, promptly execute an appropriate assignment in the form provided by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net
Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage
Loan to the Depositor and return all Related Documents to the place where the related Mortgage File was being maintained.

In connection with the Depositor's obligation to cooperate as provided in this Section 3.08 and all other provisions of this Servicing Agreement requiring the Depositor to authorize or permit any actions to be taken with respect to the Mortgage Loans, the Indenture Trustee, as pledgee of the Mortgage
Collateral in the Depositor, expressly agrees, on behalf of the Depositor, to take all such actions on behalf of the Depositor and to promptly execute and return all instruments reasonably required by the Servicer in connection therewith; PROVIDED that if the Servicer shall request a signature of the
Indenture Trustee, on behalf of the Depositor, the Servicer will deliver to the
Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Servicing Agreement.

Section 3.09 SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY
SERVICER. The Servicer shall be entitled to receive the Servicing Fee in accordance with Section 3.03 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges and certain other receipts not required to be deposited in the Collection Account as specified in Section 3.02 shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders, including, without limitation, the fees and expenses of the Administrator, Owner Trustee, Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided herein.

Section 3.10 ANNUAL STATEMENT AS TO COMPLIANCE.

The Servicer will deliver to the Depositor, the Issuing Entity and the
Indenture Trustee, with a copy to the Credit Enhancer, not later than February
28 of each calendar year beginning in 2007, an Officer's Certificate (an "Annual
Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officer's supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, the Servicer shall deliver a similar Annual Statement of Compliance by that subservicer to the Indenture Trustee as described above as and when required with respect to the Servicer.

If the Servicer cannot deliver the related Annual Statement of
Compliance by February 28th of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Annual
Statement of Compliance, but in no event later than March 10th of such year.

Failure of the Servicer to timely comply with this Section 3.10 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

Section 3.11 ASSESSMENTS OF COMPLIANCE AND ATTESTATION REPORTS.

Assessments of Compliance and Attestation Reports. On and after January
1, 2006, the Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1123 of Regulation AB,
the Servicer shall deliver to the Issuing Entity, the Indenture Trustee, the
Depositor, the Credit Enhancer and each Rating Agency on or before February 28 of each calendar year beginning in 2007, a report regarding the Servicer's assessment of compliance (an "Assessment of Compliance") with the Servicing
Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Indenture Trustee, and as set forth in
Regulation AB, the Assessment of Compliance must contain the following:

(a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

(b) A statement by such officer that such officer used the Servicing
Criteria attached as Exhibit E hereto, and which will also be attached to the
Assement of Compliance, to assess compliance with the Servicing Criteria applicable to the Servicer;

(c) An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

(d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

(e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage
Loans.

Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to the Servicer.

On or before February 28 of each calendar year beginning in 2007, the
Servicer shall furnish to the Issuing Entity, the Indenture Trustee, the
Depositor, the Credit Enhancer and each Rating Agency a report (an "Attestation
Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Depositor, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which
Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

The Servicer shall cause any subservicer, and each subcontractor determined by the Servicer to be "participating in the servicing function"
within the meaning of Item 1122 of Regulation AB, to deliver to the Issuing
Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each
Rating Agency an Assessment of Compliance and Attestation Report as and when provided above.

Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the
Trust Fund.

If the Servicer cannot deliver any Assessment of Compliance or
Attestation Report by February 28th of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such
Assessment of Compliance or Attestation Report, but in no event later than March
10th of such year.

Failure of the Master Servicer to timely comply with this Section 3.11 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

The Indenture Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to the "indenture trustee" or "securities administrator." In addition, the Indenture Trustee shall cause the Custodian to deliver to the Indenture Trustee and the Depositor an Assessment of Compliance
and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

Section 3.12 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
THE MORTGAGE LOANS. Whenever required by statute or regulation, the Servicer shall provide to the Credit Enhancer, any Securityholder upon reasonable request
(or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Mortgage Loans such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

The Servicer hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein and in the Indenture, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to the Indenture prior to communicating with such Rating Agency.

Section 3.13 MAINTENANCE OF CERTAIN SERVICING INSURANCE POLICIES. The
Servicer shall during the term of its service as servicer maintain in force (i)
a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall be at least equal to the coverage that would be required by FNMA or
FHLMC, whichever is greater, for Persons performing servicing for mortgage loans purchased by such entity.

Section 3.14 INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE
GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY.
The Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in ____, the
Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the
Depositor, acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

Section 3.15 OPTIONAL REPURCHASE OF DEFAULTED MORTGAGE LOANS.
Notwithstanding any provision in Section 3.07 to the contrary, the Servicer may repurchase any Mortgage Loan delinquent in payment for a period of 60 days or longer for a price equal to the Repurchase Price.

Section 3.16 INTENTION OF THE PARTIES AND INTERPRETATION. Each of the
parties acknowledges and agrees that the purpose of Sections 3.10 and 3.11 of this Agreement is to facilitate compliance with the provisions of Regulation AB promulgated by the SEC under the Exchange Act (17 C.F.R. ss.ss. 229.1100 -
229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Indenture Trustee or the Depositor for delivery of additional or different information as the Indenture Trustee or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d)
no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Section 3.17 COMPLIANCE WITH THE HOMES ACT.  The Servicer, on behalf of the Securityholders, shall prepare and distribute a Section 404 Notice to each Mortgagor within thirty (30) days of the Closing Date in connection with the sale of the Mortgage Loans from the Seller to the Depositor.  Each such Section 404 Notice shall conform to the form of notice attached hereto as Exhibit F or in another form reasonably acceptable to the Servicer, subject to any changes necessitated by regulatory guidance.  The Servicer shall pay all costs associated with the distribution of such Section 404 Notice, and [__________] shall reimburse the Servicer for such costs.  The Servicer shall promptly send written confirmation to the Indenture Trustee upon the completion of the distribution of such Section 404 Notices.

Section 3.18 RULE 15Ga-1 COMPLIANCE. (a)                                                                                                To the extent a Responsible Officer of the Servicer receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Seller or the Originator of such Mortgage Loan (each, a “Demand”), the Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Indenture Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Indenture Trustee.  To the extent a Responsible Officer of the Indenture Trustee receives a Demand, it shall provide the Depositor with prompt written notice of such Demand.

          (b)                                In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Servicer agrees, to the extent a Responsible Officer of the Servicer has actual knowledge thereof, promptly to notify the Indenture Trustee in writing, and (ii) the Indenture Trustee agrees, to the extent a Responsible Officer of the Indenture Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

          (c)                                To the extent in its possession, the Indenture Trustee shall provide the Depositor with any applicable information required under Rule 15Ga-1 of the Exchange Act (the “Rule 15Ga-1 Information”) with respect to a Demand in a timely manner so as to enable the Depositor to meet its reporting obligations under Rule 15Ga-1.  The Depositor shall be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Indenture Trustee in connection with the compilation by the Depositor of the Rule 15Ga-1 Information required to be reported on Form ABS-15G.  For the avoidance of doubt, the Depositor shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form ABS-15G. Other than with respect to the obligations of the Indenture Trustee in this Section 3.18, the Indenture Trustee shall have no responsibility or liability in connection with any filing required to be made by the Depositor pursuant to Rule 15Ga-1 of the Exchange Act.

Section 3.19 RULE 17g-5 COMPLIANCE. (a)                                                                                                The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO Certification in the form of Exhibit G, make available on its Rule 17g-5 Website solely to the Depositor, the Rating Agencies and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail to [__________], specifically with a subject reference of “[_______]” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial;

(i)           any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections [____] of this Indenture, as well as reports prepared in accordance with Sections [___] of the Servicing Agreement (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the [_________]’s website);

(ii)           any notice of any amendment that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Indenture; and

(iii)                      a summary of any oral conversation with a Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website.  Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day.  The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Indenture, or otherwise is or is not anything other than what it purports to be.  The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website.  Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Indenture, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed.  The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer.  The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Indenture, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no responsibility for such information.  The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to the Rating Agencies or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “[_________]” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)           Each of the Servicer and the Indenture Trustee (pursuant to the Indenture) hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 3.19 prior to communicating with such Rating Agency.

ARTICLE IV

SERVICING CERTIFICATE

Section 4.01 STATEMENTS TO SECURITYHOLDERS. (a) With respect to each
Payment Date, the Servicer shall forward to the Indenture Trustee and the
Indenture Trustee pursuant to Section 3.26 of the Indenture shall forward or cause to be forwarded by mail to each Certificateholder, Noteholder, the Credit
Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and
each Rating Agency, a statement setting forth the following information as to the Notes and Certificates, to the extent applicable:

(i) the aggregate amount of (a) Security Interest Collections with respect to the Notes and the Certificates, (b) aggregate Security
Principal Collections with respect to the Notes and the Certificates and (c) Security Collections for the related Collection Period with respect to the Notes and the Certificates;

(ii) the amount of such distribution to the Securityholders of the Notes and the Certificates applied to reduce the principal balance thereof and separately stating the portion thereof in respect of the
Accelerated Principal Distribution Amount and the amount to be deposited in the Funding Account on such Payment Date;

(iii) the amount of such distribution to the Securityholders of the Notes and the Certificates allocable to interest and separately stating the portion thereof in respect of overdue accrued interest;

(iv) the Credit Enhancement Draw Amount, if any, for such
Payment Date and the aggregate amount of prior draws thereunder not yet reimbursed;

(v) the aggregate Principal Balance of (a) the ________ Loans,
(b) the ______ Loans, (c) the _________ Loans, as of the end of the
preceding Collection Period and (d) all of the Mortgage Loans;

(vi) the Weighted Average Net Mortgage Rate for the related
Collection Period and the Weighted Average Net Mortgage Rate for the
aggregate of the Stated Principal Balance of (A) all of the Mortgage
Loans and (B) the Adjustable Rate Mortgage Loans, for the following
Collection Period;

(vii) the Special Capital Distribution Amount and the Required
Special Capital Distribution Amount, in each case as the end of the related Collection Period; and

(viii) the aggregate amount of Additional Loans acquired
during the previous Collection Period with amounts in respect of Net
Principal Collections from the Funding Account;

(ix) the aggregate Liquidation Loss Amounts with respect to
the related Collection Period, the amount of any remaining Carryover
Loss Amount with respect to the Notes and Certificates, respectively, and the aggregate of the Liquidation Loss Amounts from all Collection
Periods to date expressed as a percentage of the sum of (a) the Cut-Off
Date Pool Balance and (b) the amount by which the Pool Balance as of the latest date that the Additional Loans have been transferred to the
Depositor exceeds the Cut-Off Date Pool Balance;

(x) any unpaid interest on the Notes and Certificates,
respectively, after such Distribution Date;

(xi) the aggregate Principal Balance of each Class of Notes
and of the Certificates after giving effect to the distribution of principal on such Payment Date;

(xii) the respective Security Percentage applicable to the
Notes and Certificates, after application of payments made on such
Payment Date;

(xiii) the amount distributed pursuant to Section 3.05(a)(xi)
of the Indenture on such Payment Date;

(xiv) the applicable record dates, accrual periods,
determination dates for calculating distributions and general distribution dates;

(xv) the total cash flows received and the general sources
thereof;

(xvi) the related amount of the Servicing Fees paid to or
retained by the Master Servicer for the related Due Period;

(xvii) the amount of any Net Swap Payment payable to the
Derivative Administrator, any Net Swap Payment payable to the Swap
Provider, any Swap Termination Payment payable to the Derivative
Administrator and any Swap Termination Payment payable to the Swap
Provider;

(xviii) the Interest Carry Forward Amount and any Basis Risk
Shortfall Carry Forward Amount for each Class of Certificates;

(xix) the Certificate Principal Balance or Certificate
Notional Amount, as applicable, of each Class after giving effect (i)
to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such
Distribution Date;

(xx) the number and Stated Principal Balance of the Mortgage
Loans in each Loan Group in respect of which (A) one Scheduled Payment is Delinquent, (B) two Scheduled Payments are Delinquent, (C) three or more Scheduled Payments are Delinquent and (D) foreclosure proceedings have been commenced, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage
Loans, (2) second lien Mortgage Loans, and (3) Adjustable Rate Mortgage
Loans, in each such Loan Group; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

(xxi) the amount of Advances included in the distribution on such Distribution Date (including the general purpose of such
Advances), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

(xxii) the cumulative amount of Applied Realized Loss Amounts to date;

(xxiii) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

(xxiv) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated
Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such
Distribution Date;

(xxv) the total number and principal balance of any real
estate owned or REO Properties as of the close of business on the
Determination Date preceding such Distribution Date;

(xxvi) the three month rolling average of the percent
equivalent of a fraction, the numerator of which is the aggregate
Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien
Mortgage Loans, and (2) Adjustable Rate Mortgage Loans;

(xxvii) the Realized Losses during the related Prepayment
Period and the cumulative Realized Losses through the end of the preceding month;

(xxviii) whether a Trigger Event exists;

(xxix) updated pool composition data including the following with respect to each Loan Group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at origination weighted average remaining term;
and [NOTE - Item 1121(a)(8) requires updated pool composition information, the foregoing is a suggestion of what to provide]; and

(xxx) information about any additions of, substitutions for or removal of any Mortgage Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage
Loans added to the Trust Fund.

In the case of information furnished pursuant to clauses (ii) and (iii)
above, the amounts shall be expressed as an aggregate dollar amount per Note or
Certificate with a $1,000 denomination.

Prior to the close of business on the Business Day next succeeding each
Determination Date, the Servicer shall furnish a written statement to the
Depositor, the Owner Trustee, the Depositor, the Certificate Paying Agent and
the Indenture Trustee setting forth (i) all the foregoing information, (ii) the aggregate amounts required to be withdrawn from the Collection Account and deposited into the Payment Account on the Business Day preceding the Payment
Date pursuant to Section 3.03 and (iii) the amounts (A) withdrawn from the
Payment Account and deposited to the Funding Account pursuant to Section 8.02(b)
of the Indenture and (B) withdrawn from the Funding Account and deposited to the
Collection Account pursuant to Section 8.02(c)(i) of the Indenture. The determination by the Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the
Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Depositor's written request, the Servicer shall promptly furnish information reasonably requested by the Depositor that is reasonably available to the Servicer to enable the Depositor to perform its federal and state income tax reporting obligations.

ARTICLE V

DISTRIBUTION AND PAYMENT ACCOUNTS

Section 5.01 DISTRIBUTION ACCOUNT. The Servicer shall establish and maintain a separate trust account (the "Distribution Account") titled "Opteum
Mortgage Acceptance Corporation MBN Trust Series 2000_-_, [for the benefit of the
Noteholders, the Certificateholders and the Credit Enhancer pursuant to the
Indenture, dated as of _______________, between Opteum Mortgage Acceptance Corporation
MBN Trust Series 20__-_ and [Name of Indenture Trustee]. The Distribution
Account shall be an Eligible Account. On the Business Day prior to each Payment
Date, (i) amounts deposited into the Distribution Account pursuant to Section
3.03(i) hereof will be distributed by the Servicer in accordance with Section
____ of the [Trust] Agreement, and (ii) the portion of such amounts then distributable with respect to the Mortgage Collateral shall be deposited into the Payment Account. [The Servicer shall invest or cause the institution maintaining the Distribution Account to invest the funds in the Distribution
Account in Eligible Investments designated in the name of the [Servicer], which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Distribution Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Servicer shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the
Distribution Account by the Servicer out of its own funds immediately as realized.]

Section 5.02 PAYMENT ACCOUNT. The Indenture Trustee shall establish and maintain a separate trust account (the "Payment Account") titled
"_____________________________, as Indenture Trustee, for the benefit of the
Noteholders, the Certificate Paying Agent and the Credit Enhancer pursuant to the Indenture, dated as of _______________, between Opteum Mortgage Acceptance
Corporation MBN Trust Series 20__-__ and __________________________________". The
Payment Account shall be an Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture. The Indenture Trustee shall, upon written request from the Servicer, invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Eligible
Investments designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature on such Payment Date and
(ii) any other investment may mature on such Payment Date if the Indenture
Trustee shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the
Servicer out of its own funds immediately as realized.

ARTICLE VI

THE SERVICER

Section 6.01 LIABILITY OF THE SERVICER. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

Section 6.02 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
OBLIGATIONS OF, THE SERVICER. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

The Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; PROVIDED that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the
Indenture Trustee (as pledgee of the Mortgage Collateral), the Depositor and the
Credit Enhancer, is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the Depositor an agreement, in form and substance reasonably satisfactory to the Credit Enhancer, the Indenture Trustee and the Depositor, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Servicing Agreement; PROVIDED further that each Rating Agency's rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade without taking into account the Credit Enhancement Instrument.

Section 6.03 LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.
Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Depositor, the Issuing
Entity, the Owner Trustee, the Indenture Trustee or the Securityholders for any
action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any
Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the
Depositor and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the
Securities, including any amount paid to the Owner Trustee or the Indenture
Trustee pursuant to Section 6.06(b), other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this
Servicing Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; PROVIDED,
HOWEVER, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the
Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Depositor, and the Servicer shall be entitled to be reimbursed therefor. The Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the
Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04 SERVICER NOT TO RESIGN. Subject to the provisions of
Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this
Servicing Agreement or (ii) upon satisfaction of the following conditions: (a)
the Servicer has proposed a successor servicer to the Depositor, the
Administrator and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Depositor, the Administrator, the
Indenture Trustee and the Credit Enhancer; (b) each Rating Agency shall have delivered a letter to the Depositor, the Credit Enhancer and the Indenture
Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the
Securities; and (c) such proposed successor servicer is reasonably acceptable to the Credit Enhancer, as evidenced by a letter to the Depositor and the Indenture
Trustee; PROVIDED, HOWEVER, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the
Indenture Trustee, as pledgee of the Mortgage Collateral, shall have assumed the
Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Mortgage Collateral, shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections
7.01 and 7.02 as obligations that survive the resignation or termination of the
Servicer. The Servicer shall have no claim (whether by subrogation or otherwise)
or other action against any Securityholder or the Credit Enhancer for any amounts paid by the Servicer pursuant to any provision of this Servicing
Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the
Indenture Trustee and the Credit Enhancer.

Section 6.05 DELEGATION OF DUTIES. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to
Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06 SERVICER TO PAY INDENTURE TRUSTEE'S AND OWNER TRUSTEE'S
FEES AND EXPENSES; INDEMNIFICATION. (a) The Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture
Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust
Agreement or the Indenture, as the case may be, of the Owner Trustee, the
Indenture Trustee and any co-trustee, and the Servicer will pay or reimburse the
Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Servicing Agreement except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Servicer agrees to indemnify the Indenture Trustee and the
Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Depositor and the assets thereof, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

(i) with respect to any such claim, the Indenture Trustee or
Owner Trustee, as the case may be, shall have given the Servicer written notice thereof promptly after the Indenture Trustee or Owner
Trustee, as the case may be, shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the
Depositor, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Servicer in preparing such defense; and

(iii) notwithstanding anything in this Servicing Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Servicer, which consent shall not be unreasonably withheld.

No termination of this Servicing Agreement shall affect the obligations created by this Section 6.06 of the Servicer to indemnify the Indenture Trustee and the
Owner Trustee under the conditions and to the extent set forth herein.

Notwithstanding the foregoing, the indemnification provided by the
Servicer in this Section 6.06(b) shall not pertain to any loss, liability or expense of the Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee or the Owner Trustee at the direction of the Noteholders or Certificateholders, as the case may be, pursuant to the terms of this Servicing Agreement.

ARTICLE VII

Default

Section 7.01 SERVICING DEFAULT. If any one of the following events
("Servicing Default") shall occur and be continuing:

(i) Any failure by the Servicer to deposit in the Collection
Account, the Funding Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Depositor, the Issuing Entity or the Indenture Trustee or to the
Servicer, the Depositor, the Issuing Entity and the Indenture Trustee
by the Credit Enhancer; or

(ii) Failure on the part of the Servicer duly to observe or
perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in this Servicing
Agreement, which failure, in each case, materially and adversely affects the interests of Securityholders or the Credit Enhancer and which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default"
hereunder, shall have been given to the Servicer by the Depositor, the
Issuing Entity or the Indenture Trustee or to the Servicer, the
Depositor, the Issuing Entity and the Indenture Trustee by the Credit
Enhancer; or

(iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv) The Servicer shall voluntarily go into liquidation,
consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the
Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(v) Any failure by the Seller (so long as the Seller is the
Servicer) or the Servicer, as the case may be, to pay when due any amount payable by it under the terms of the Insurance Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure shall have been given to the Seller (so long as the Seller is the Servicer) or the Servicer, as the case may be; or

(vi) Failure on the part of the Seller or the Servicer to duly perform in any material respect any covenant or agreement set forth in the Insurance Agreement, which failure in each case materially and adversely affects the interests of the Credit Enhancer and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor, the Indenture Trustee, the Seller or the
Servicer, as the case may be, by the Credit Enhancer.

then, and in every such case, other than that set forth in (vi) hereof, so long as a Servicing Default shall not have been remedied by the Servicer, either the
Depositor, subject to the direction of the Indenture Trustee as pledgee of the
Mortgage Collateral, with the consent of the Credit Enhancer, or the Credit
Enhancer, by notice then given in writing to the Servicer (and to the Depositor and the Issuing Entity if given by the Credit Enhancer) and in the case of the event set forth in (vi) hereof, the Credit Enhancer with the consent of
Securityholders at least 51% of the aggregate Principal Balance of the Notes and the Certificates may terminate all of the rights and obligations of the Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the Depositor, subject to the direction of the Indenture Trustee as pledgee of the Mortgage
Collateral, with the consent of the Credit Enhancer, or the Credit Enhancer may exercise any and all other remedies available at law or equity. Any such notice to the Servicer shall also be given to each Rating Agency, the Credit Enhancer, the Depositor and the Issuing Entity. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this
Servicing Agreement, whether with respect to the Securities or the Mortgage
Loans or otherwise, shall pass to and be vested in the Depositor, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Collateral, pursuant to and under this Section 7.01; and, without limitation, the Depositor is hereby authorized and empowered to execute and deliver, on behalf of the
Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Depositor in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Servicer and to be deposited by it in the
Collection Account, or that have been deposited by the Servicer in the
Collection Account or thereafter received by the Servicer with respect to the
Mortgage Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Servicing
Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the
Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations hereunder and received after such notice, that portion to which the Servicer would have been entitled pursuant to Sections
3.03 and 3.09 as well as its Servicing Fee in respect thereof, and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Notwithstanding the foregoing, a delay in or failure of performance under Section 7.01(i) or under Section 7.01(ii) after the applicable grace periods specified in such Sections, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Servicer shall provide the Indenture Trustee, the Credit Enhancer and the
Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee, the Credit Enhancer and the Owner
Trustee in writing of any Servicer Default.

Section 7.02 INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) On
and after the time the Servicer receives a notice of termination pursuant to
Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee on behalf of the Noteholders shall be the successor in all respects to the
Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. Nothing in this Servicing Agreement or in the Trust Agreement shall be construed to permit or require the Indenture
Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Servicer in its capacity as Seller under the Mortgage Loan Purchase
Agreement, (ii) be responsible or accountable for any act or omission of the
Servicer prior to the issuance of a notice of termination hereunder, (iii)
require or obligate the Indenture Trustee, in its capacity as successor
Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iv) fund any losses on any Eligible Investment directed by any other Servicer, or (v) be responsible for the representations and warranties of the Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the
Indenture Trustee is unwilling to act as successor Servicer, or (ii) if the
Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Mortgage Collateral holders may (in the situation described in clause
(i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor
Servicer shall be acceptable to the Credit Enhancer, as evidenced by the Credit
Enhancer's prior written consent which consent shall not be unreasonably withheld and provided further that the appointment of any such successor
Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the
Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Servicing Agreement prior to its termination as Servicer (including, without limitation, the obligation to purchase Mortgage Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.04 or to indemnify the Indenture Trustee pursuant to Section 6.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

(b) Any successor, including the Indenture Trustee on behalf of the
Noteholders, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as
Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section
3.13.

(c) Any successor Servicer, including the Indenture Trustee on behalf of the Mortgage Collateral holders, shall not be deemed in default or to have breached its duties hereunder if the predecessor Servicer shall fail to deliver any required deposit to the Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

Section 7.03 NOTIFICATION TO SECURITYHOLDERS. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VII or
Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Credit Enhancer, the Depositor, the Issuing Entity and
each Rating Agency.

ARTICLE VIII

Miscellaneous Provisions

Section 8.01 AMENDMENT. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Securities and the consent of the Credit Enhancer and the Indenture Trustee.

Section 8.02 GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

Section 8.03 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Servicer, [Name and Address of Servicer], (b) in the case of the
Credit Enhancer, ________________, ________, ______________, Attention:
_________________, ___________________________, (c) in the case of [Moody's,
___________, 4th Floor, 99 Church Street, New York, New York 10007], (d) in the
case of [Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Residential Mortgage Surveillance Group], (e) in the case of the
Owner Trustee, the Corporate Trust Office, and (f) in the case of the Issuing
Entity, to Opteum Mortgage Acceptance Corporation MBN Trust Series 20__-__, c/o
______________________, __________________, __________, ______________,
Attention: __________________________, with a copy to the Administrator at
______________ or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. [Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register. Any notice so mailed within the time prescribed in this Servicing
Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.]

Section 8.04 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing
Agreement or of the Securities or the rights of the Securityholders thereof.

Section 8.05 THIRD-PARTY BENEFICIARIES. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the
Securityholders, the Credit Enhancer, the Owner Trustee, the Indenture Trustee
and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder.

Section 8.06 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 8.07 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 8.08 TERMINATION UPON PURCHASE BY THE SERVICER OR LIQUIDATION
OF ALL MORTGAGE LOANS. The respective obligations and responsibilities of the
Servicer and the Depositor created hereby shall terminate upon the last action required to be taken by the Issuing Entity pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

(i) the date on or before which the Indenture or Trust
Agreement is terminated, or

(ii) the purchase by the Servicer from the Depositor of all
Mortgage Loans and all property acquired in respect of any Mortgage
Loan at a price equal to the greater of (a) 100% of the unpaid
Principal Balance of each Mortgage Loan, plus accrued and unpaid interest thereon at the Weighted Average Net Mortgage Rate up to the day preceding the Payment Date on which such amounts are to be distributed to Securityholders, plus any amounts due and owing to the
Credit Enhancer under the Insurance Agreement and (b) the fair market value of the Mortgage Loans as determined by two bids from competitive participants in the adjustable home equity loan market.

The right of the Servicer to purchase the assets of the Depositor pursuant to clause (ii) above is conditioned upon the Pool Balance as of the Final Scheduled
Payment Date being less than ten percent of the aggregate of the Cut-Off Date
Principal Balances of the Mortgage Loans. If such right is exercised by the
Servicer, the Servicer shall deposit the amount calculated pursuant to clause
(ii) above with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or relevant
Custodian shall release to the Servicer, the files pertaining to the Mortgage
Loans being purchased.

The Servicer, at its expense, shall prepare and deliver to the
Indenture Trustee and the Owner Trustee for execution, at the time the Mortgage
Loans are to be released to the Servicer, appropriate documents assigning each such Mortgage Loan from the Depositor to the Servicer or the appropriate party.

Section 8.09 CERTAIN MATTERS AFFECTING THE INDENTURE TRUSTEE. For all
purposes of this Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.10 [AUTHORITY OF THE ADMINISTRATOR. Each of the parties to this Agreement acknowledges that the Issuing Entity and the Owner Trustee have each appointed the Administrator to act as its agent to perform the duties and obligations of the Issuing Entity hereunder. Unless otherwise instructed by the
Issuing Entity or the Owner Trustee, copies of all notices, requests, demands and other documents to be delivered to the Issuing Entity or the Owner Trustee pursuant to the terms hereof shall be delivered to the Administrator. Unless otherwise instructed by the Issuing Entity or the Owner Trustee, all notices, requests, demands and other documents to be executed or delivered, and any action to be taken, by the Issuing Entity or the Owner Trustee pursuant to the terms hereof may be executed, delivered and/or taken by the Administrator pursuant to the Administration Agreement.]

IN WITNESS WHEREOF, the Servicer and the Depositor have caused this
Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

[NAME OF SERVICER],
as Servicer

By_________________________________
Title:

OPTEUM MORTGAGE ACCEPTANCE CORPORATION
as Depositor

By_________________________________
Title:

EXHIBIT A

MORTGAGE LOAN SCHEDULE

(Provided Upon Request)

EXHIBIT B

POWER OF ATTORNEY

(Provided Upon Request)

EXHIBIT C

CERTIFICATE PURSUANT TO SECTION 3.08

(Provided Upon Request)

EXHIBIT D

FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:  REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Collateral, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)  Mortgage Loan
Prepaid in Full
Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

- ------------------------------------
[Name of Servicer]
Authorized Signature

TO CUSTODIAN/INDENTURE TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:                                                      [  ] Promissory Note
[  ] Primary Insurance Policy
[  ] Mortgage or Deed of Trust
[  ] Assignment(s) of Mortgage or
Deed of Trust
[  ] Title Insurance Policy
[  ] Other:  ___________________________

---------------------------------
Name
---------------------------------
Title
---------------------------------
Date

SCHEDULE 1

MORTGAGE INSURANCE COMPONENT SCHEDULE

(Provided Upon Request)

EXHIBIT E

SERVICING CRITERIA TO BE ADDRESSED
IN ASSESSMENT OF COMPLIANCE

DEFINITIONS
Primary Servicer - transaction party having borrower contact Master Servicer -
aggregator of pool assets
Securities Administrator - waterfall calculator (may be the Indenture Trustee, or may be the Master Servicer) Back-up Servicer - named in the transaction (in the event a
Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations) Custodian - safe keeper of pool assets Paying Agent - distributor of funds to ultimate investor Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party's title. So, for example, in a particular transaction, the trustee may perform the "paying agent" and "securities administrator" functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

KEY:  X - OBLIGATION
[X] - UNDER CONSIDERATION FOR OBLIGATION

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Admin	Custodian	Paying Agent	Trustee
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X			X (Sec. 9.01)
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.	X	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and  omissions policy is in effect on the party participating in the
 servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
		X	X
CASH COLLECTION AND ADMINISTRATION
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate
 custodial bank accounts and
 related bank clearing accounts no more than two business days following receipt, or such other
 number of days specified in the transaction agreements.
		X	X	X		X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X		X	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
		X	X	X		X	X (Sec. 8.01)
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established
 as a form of over collateralization, are separately  maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
			[X]				X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
 depository institution as set
 forth in the transaction
 agreements. For purposes of this
 criterion, "federally insured
 depository institution" with
 respect to a foreign financial
 institution means a foreign
 financial institution that meets
 the requirements of Rule
 13k-1(b)(1) of the Securities Exchange Act.
		X	X	X			X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
 mathematically accurate; (B)
 prepared within 30 calendar days
 after the bank statement cutoff
 date, or such other number of days specified in the transaction agreements; (C) reviewed and
 approved by someone other than the person who prepared the
 reconciliation; and (D) contain
 explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in  the transaction agreements.
		X	X	X		X	X
INVESTOR REMITTANCES AND REPORTING
1122(d)(3)(i)
Reports to investors, including those to be filed with the
 Commission, are maintained in
 accordance with the transaction
 agreements and applicable
 Commission requirements.
 Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.
		X	X	X			X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X		X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.	X	X	X		X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X		X	X
POOL ASSET ADMINISTRATION
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.	X	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X				X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the
 Servicer's obligor records
 maintained no more than two
 business days after receipt, or
 such other number of days
 specified in the transaction
 agreements, and allocated to
 principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
1122(d)(4)(v)	The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications
 or re-agings) are made, reviewed
 and approved by authorized
 personnel in accordance with the
 transaction agreements and related pool asset documents.
		X	X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
		X	X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are
 analyzed, in accordance with the
 obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
 interest on such funds is paid, or credited, to obligors in accordance with applicable pool
 asset documents and state laws;
 and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the
 related pool assets, or such other number of days specified in the  transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before
 the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in  the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are
 paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the  obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's
 records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.		X	X			X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.			X			X

EXHIBIT F

Form of Section 404 Notice

NOTICE OF SALE OF OWNERSHIP OF MORTGAGE LOAN

Under federal law, borrowers are required to be notified in writing whenever ownership of a mortgage loan secured by their principal dwelling is sold, transferred or assigned (collectively, “sold”) to a new owner.  This Notice is to inform you that the prior owner of your loan has sold your loan (described below) to the new owner identified below on _________, 20__.

**NOTE: The new owner identified below is not the servicer of your loan.  The servicer (identified below) acts on behalf of the new owner to handle the ongoing administration of your loan, including the collection of mortgage payments.  Please continue to send your mortgage payments as directed by the servicer, and NOT to the new owner.  Payments sent to the new owner instead of the servicer may result in late charges on your loan and your account becoming past due.  Neither the new owner nor the servicer is responsible for late charges or other consequences of any misdirected payment.

SHOULD YOU HAVE ANY QUESTIONS REGARDING YOUR LOAN, PLEASE CONTACT THE SERVICER USING THE CONTACT INFORMATION SET FORTH BELOW.  The servicer is authorized to handle routine inquiries and requests regarding your loan and, if necessary, to inform the new owner of your request and communicate to you any decision with respect to such request. **

Please note that the sale of your loan to the new owner may also result in a change of servicer.  If this occurs, you will receive a separate notice, required under federal law, providing information regarding the new servicer.

LOAN INFORMATION
Date of Loan:
Original Amount of Loan:
Date Your Loan was Transferred to the New Owner:
Address of Mortgaged Property:

SERVICER INFORMATION
Name:                                                      [_______]
Mailing Address:                                                                [_______]
Telephone Number (Toll free): [_______]
Website:                                                                [_______]

Scope of responsibilities: The servicer is responsible for ongoing administration of your loan, including receipt of legal notices, receipt and processing of payments, resolution of payment-related issues, and response to any other inquiries you may have regarding your loan.

NEW OWNER INFORMATION

Please be advised that all questions involving the administration of your loan (including questions related to payments, deferrals, modifications or foreclosures) should be directed to the servicer at the number above and not to the new owner.  The new owner does not have access to information relating to the administration of your loan, and will not be able to most answer loan-related questions.

Name:                                                      [_______]
Mailing Address:                                                                [_______]
Telephone Number (Toll free): [_______]

Scope of responsibilities: As new owner, the above-named trust holds legal title to your loan.  The above-named trustee, on behalf of the new owner, is authorized to receive legal notices and to exercise (or cause an agent on its behalf to exercise) certain rights of ownership with respect to your loan.

The transfer of the lien associated with your loan is currently recorded, or in the future may be recorded, in the public records of the local County Recorder’s office for the county where your property is located.  If checked •, ownership of your loan is also recorded on the registry of the Mortgage Electronic Registrations System at [_________].

The rights and obligations of the new owner, and consequently its authority to respond favorably to your requests or inquiries, may be limited by the terms of one or more contracts related to the securitization of your loan.

EXHIBIT G

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR

[Date]

[Rule 17g-5 Information Provider]
[Address]

Attention:  Opteum Mortgage Acceptance Corporation, Mortgage-Backed
                  Notes, Series 20__-_, Class __

In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of ___________ 1, 20__ (the “Indenture”), by and between Opteum Mortgage Acceptance Corporation MBN Trust Series 20__ - __, as Issuing entity, [Indenture Trustee], as Indenture Trustee, and the Servicing Agreement, dated as of ___________ 1, 20__ (the “Servicing Agreement”), by and between Opteum Mortgage Acceptance Corporation, as Depositor, and [Servicer], as Servicer], as [_______] with respect to the above-referenced notes (the “Notes”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.           The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).

2.           The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.

3.           The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the [________].

With respect to the Depositor:

1.           The undersigned is the Depositor under the Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.